Form of Share Certificate

DESERT CANADIANS LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[LOGO]

CUSIP NO.

AUTHORIZED COMMON STOCK:
200,000,000 SHARES, $0.00001 PAR VALUE

THIS CERTIFIES THAT

_________________________________

IS THE RECORD HOLDER OF __________________

Shares of DESERT CANADIANS LTD. common stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	President

[DESERT CANADIANS LTD. CORPORATE SEAL]

Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

Additional abbreviations may also be used though not on the above list.

For value received, _______ hereby sells, assigns and transfers unto:

_____________________________________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee)

_____________________________ Shares of the capital stock represented by the within certificate, and does hereby irrevocably constitute and appoint ____________________________ (Attorney) to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Please insert social security or other identifying number of assignee: ___________________________

Dated: ___________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.